EQ Advisors TrustSM

Supplement dated August 26, 2005 to the Class IB Prospectus dated May 1, 2005

This Supplement updates certain information contained in the above-dated Class IB Prospectus, which accompanies this Supplement. Unless indicated otherwise, this Supplement does not supersede the Prospectus dated May 1, 2005 or any prior supplements. This Supplement describes three (3) new Portfolios* to be offered by EQ Advisors Trust beginning on October 17, 2005 and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as an investment alternative. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

Domestic Stock Portfolios

EQ/Ariel Appreciation II Portfolio

EQ/Legg Mason Value Equity Portfolio

International Fixed Income Portfolio

EQ/Evergreen International Bond Portfolio

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ shares or determined if this Supplement is accurate or complete. Anyone who tells you otherwise is committing a crime.

Supplement — Class IB

(62799)

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of sixty one (61) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Supplement describes the Class IB shares of three (3) of the Trust’s Portfolios. Each Portfolio is a diversified portfolio, except for the EQ/Legg Mason Value Equity Portfolio, which is a non-diversified portfolio. Information on the Portfolios, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

AXA Equitable Life Insurance Company (“AXA Equitable”), through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. Shareholders would receive notice upon the appointment of a new Adviser.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable (formerly known as “The Equitable Life Assurance Society of the United States” or “Equitable”), AXA Life and Annuity Company, MONY Life Insurance Company, MONY Life Insurance Company of America, other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Supplement provides a more complete description of the principal investment objective, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

As more fully described on the following pages, EQ/Legg Mason Value Equity Portfolio and EQ/Evergreen International Bond Portfolio each has a policy that it will invest at least 80% of its net assets in a particular type of investment suggested by its name. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks is included in the section “More Information on Principal Risks,” which follows the description of the Portfolios in this section of the Supplement.

•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Domestic Stock Portfolios

EQ/Ariel Appreciation II Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in the securities of mid-capitalization companies (currently considered by the Adviser to mean companies with market capitalizations generally between $2 billion and $15 billion at the time of initial purchase). The Portfolio invests primarily in common stocks but may also invest in other types of equity securities, including preferred stocks, warrants and securities convertible into common stocks. The Portfolio generally contains no more than 45 stocks, and it generally holds investments for a relatively long period of time —typically three to five years. At times, the Portfolio may maintain larger than normal cash positions while the Adviser searches for compelling investments.

The Adviser’s investment strategy is focused on identifying and investing in the common stocks of undervalued companies with long-term growth potential. These companies share several attributes that the Adviser believes should result in capital appreciation over time, such as: (1) a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition; (2) capable, dedicated management; (3) a solid balance sheet with high levels of cash flow and a low burden of debt; or (4) a long history of consistent earnings growth.

Each investment that the Adviser chooses must meet certain criteria, including: (1) competitive stock price relative to peers; (2) seasoned management, a solid balance sheet and sound finances; and (3) a leading market position. Generally, the Adviser does not expect to add more than six or seven new investments each year. A stock generally will be held until it reaches the Adviser’s assessment of its true value — usually three to five years. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities. Generally, the Adviser will sell securities if the Adviser believes they have reached their target valuation, if their fundamentals have deteriorated, or if their industry’s dynamics have negatively changed.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Investment Strategies.”

•	Convertible Securities Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio will be on or about October 17, 2005. Therefore, no prior performance information is available.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Ariel Appreciation II Portfolio	Class IB Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)*	0.25%
Other Expenses**	0.16%
Total Annual Portfolio Operating Expenses	1.16%
Less Fee Waiver/Expense Reimbursement***	–0.01%
Net Total Annual Portfolio Operating Expenses	1.15%
*	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2007.
**	Because the Portfolio has no operating history prior to the date of this Supplement, “Other Expenses” are based on estimated amounts for the current fiscal period.
***	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2007 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the

EQ Advisors Trust	About the investment portfolios	5

Domestic Stock Portfolios (continued)

Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

Class IB Shares
1 Year	$117
3 Years	$367

WHO MANAGES THE PORTFOLIO

Ariel Capital Management, LLC (“Ariel Capital”), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, is the Adviser to the Portfolio. Ariel Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, institutional clients, including public and private retirement plans, union plans, foundations and endowment funds, high net worth individuals and managed accounts under wrap programs sponsored by other firms. As of June 30, 2005, Ariel Capital managed assets aggregating in excess of $21 billion.

John W. Rogers, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital, is primarily responsible for the day-to-day management of the Portfolio. Mr. Rogers founded Ariel Capital in 1983 and has more than 23 years of professional experience managing portfolios and analyzing investments.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

6	About the investment portfolios	EQ Advisors Trust

Domestic Stock Portfolios (continued)

EQ/Legg Mason Value Equity Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Adviser believes offer the potential for capital growth. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common stock. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The Portfolio is non-diversified, which means it may invest in a limited number of issuers.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser’s assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit potential losses.

The Portfolio also may invest in debt securities of companies with similar characteristics to those listed above. The Portfolio may invest up to 20% of its total assets in long-term debt securities, including up to 10% of its total assets in debt securities rated below investment grade (or, if unrated, determined by the Adviser to be of comparable quality) (“junk bonds”).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Investment Strategies.”

•	Convertible Securities Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

Geographic Risk

Political/Economic Risk

Regulatory Risk

Transaction Costs Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

•	Non-Diversification Risk

•	Small-Cap and/or Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio will be on or about October 17, 2005. Therefore, no prior performance information is available.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	7

Domestic Stock Portfolios (continued)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Legg Mason Value Equity Portfolio	Class IB Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)*	0.25%
Other Expenses**	0.16%
Total Annual Portfolio Operating Expenses	1.06%
Less Fee Waiver/Expense Reimbursement***	–0.06%
Net Total Annual Portfolio Operating Expenses	1.00%
*	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2007.
**	Because the Portfolio has no operating history prior to the date of this Supplement, “Other Expenses” are based on estimated amounts for the current fiscal period.
***	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2007 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

Class IB Shares
1 Year	$102
3 Years	$331

WHO MANAGES THE PORTFOLIO

Legg Mason Capital Management, Inc. (“LMCM”), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2005, LMCM and its sister companies managed assets aggregating in excess of $50 billion.

Mary Chris Gay and Bill Miller have primary responsibility for the day-to-day management of the Portfolio. Bill Miller, the Chief Investment Officer of LMCM, is the creator of LMCM’s investment process and manager of the model portfolio used by the portfolio managers, as a basis for the day-to-day management of the Portfolio. Mr. Miller has been associated with Legg Mason since 1982.

Ms. Gay has primary responsibility for implementing in the Portfolio the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the Portfolio’s investment objectives, restrictions, cash flows, and other considerations. Ms. Gay has been associated with Legg Mason since 1989 and has managed or co-managed other equity funds since 1998.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

8	About the investment portfolios	EQ Advisors Trust

.

Fixed Income Portfolio

EQ/Evergreen International Bond Portfolio

INVESTMENT OBJECTIVE: Seeks capital growth and current income.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio may invest up to 35% of its assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser to be of comparable quality) (“junk bonds”). The Portfolio normally will invest in at least three countries and generally does not invest more than 5% of its assets in debt obligations or similar securities denominated in the currencies of developing countries.

The Portfolio generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond and provides an indication of the expected change in value of the bond due to changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond with a high (long) duration is more sensitive.

The Adviser makes its country selection and currency decisions for the Portfolio based on its own fundamental research and advanced analytical systems. In choosing investments, the Adviser searches for the best values on securities that meet the Portfolio’s credit and maturity requirements. Bonds selected for inclusion in the Portfolio are continually monitored to assure they meet the Adviser’s standards. The Adviser may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Portfolio may enter into foreign currency exchange contracts for a variety of purposes, including to gain exposure to foreign markets in which the Portfolio is underweighted, to hedge the value of its investments or to control risk. The Portfolio also may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Portfolio may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. The Portfolio also may invest up to 15% of its net assets in illiquid securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in fixed income securities, therefore, its performance may go up or down depending on general debt market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Investment Strategies.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

Geographic Risk

Political/Economic Risk

Regulatory Risk

Transaction Costs Risk

•	Liquidity Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio will be on or about October 17, 2005. Therefore, no prior performance information is available.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	9

Fixed Income Portfolio (continued)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Evergreen International Bond Portfolio	Class IB Shares
Management Fee	0.70%
Distribution and/or Service Fees (12b-1 fees)*	0.25%
Other Expenses**	0.20%
Total Annual Portfolio Operating Expenses	1.15%
Less Fee Waiver/Expense Reimbursement***	0.00%
Net Total Annual Portfolio Operating Expenses	1.15%
*	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2007.
**	Because the Portfolio has no operating history prior to the date of this Supplement, “Other Expenses” are based on estimated amounts for the current fiscal period.
***	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2007 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

Class IB Shares
1 Year	$117
3 Years	$365

WHO MANAGES THE PORTFOLIO

Evergreen Investment Management Company, LLC (“EIMC”), 200 Berkeley Street, Boston, Massachusetts, 02116, is the Adviser to the Portfolio. EIMC offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2004, EIMC had approximately $104.6 billion in assets under management. EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of December 31, 2004.

The Portfolio is managed by a team of fixed income portfolio management professionals from Evergreen’s Customized Fixed Income team, with team members responsible for various sectors.

Anthony Norris and Peter Wilson have primary responsibility for the day-to-day management of the Portfolio. Mr. Norris is Managing Director of Research Chief Investment Officer and a senior portfolio manager at Evergreen International Advisers, Inc. (“Evergreen International”), a division of EIMC. He joined Evergreen International in 1990 and has been in the portfolio management field since 1967. Mr. Wilson is Managing Director, Chief Operating Officer and a senior portfolio manager at Evergreen International. He joined Evergreen International in 1989 and has been in the portfolio management field since 1978.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

10	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and investment strategies

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect the Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended result.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result the Portfolio may underperform other Portfolios with the same objective or in the same asset class.

As indicated in “About the Investment Portfolio,” a Portfolio may also be subject to the following risks:

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, the Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent that a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds, and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio investing in such securities may exhibit additional volatility. When interest rates are declining, there are usually more

EQ Advisors Trust	More information on principal risks and investment strategies	11

prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. A Portfolio is subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Portfolio holding a significant portion of its assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. In addition, when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Focused Portfolio Risk: A Portfolio that invests in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their

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political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. The Portfolio may have to hold these securities longer than it would like, and may forego other investment opportunities. There is the possibility that the Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio.

Non-Diversification Risk: The EQ/Legg Mason Value Equity Portfolio is classified as a “non-diversified” investment company, which means that the proportion of the Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Securities Lending Risk: For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Additional Investment Strategies and Risks

The following is a list of additional investment strategies in which each Portfolio may engage. Unless otherwise indicated, none of the Portfolios currently intends to engage in these investment strategies as a principal strategy.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses and may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio, which would reduce investment returns.

Securities Lending. For purposes of realizing additional income, the Portfolios may lend their portfolio securities to broker-dealers approved by the Trust’s Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Adviser for the Portfolio. More detailed information concerning the Adviser and portfolio managers is included in the description of the Portfolio in the section “About the Investment Portfolio.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among 61 Portfolios, each of which has authorized Class IA and Class IB shares.

The Manager

AXA Equitable Life Insurance Company (“AXA Equitable”), through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio’s assets subject to the approval of the Trust’s Board of Trustees. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. Shareholders will receive notice upon the appointment of a new Adviser. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the Advisers is available in the Trust’s Statement of Additional Information.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each Portfolio.

Contractual Fee Under Management Agreement (as a percentage of average daily net assets)

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Ariel Appreciation II Portfolio	.75%	.70%	.675%	.65%	.625%
EQ/Legg Mason Value Equity Portfolio	.65%	.60%	.575%	.55%	.525%
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Evergreen International Bond Portfolio	.70%	.675%	.65%	.63%	.62%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

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AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolio	Total Expenses Limited to (% of daily net assets)
Class IB
EQ/Ariel Appreciation II Portfolio	1.15%
EQ/Legg Mason Value Equity Portfolio	1.00%
EQ/Evergreen International Bond Portfolio	1.15%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. EIMC has reimbursed two funds for amounts representing what EIMC calculated to be the client’s or portfolio manager’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s or portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of the EQ/Evergreen International Bond Portfolio or on EIMC’s ability to provide services to the Portfolio.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the EQ/Evergreen International Bond Portfolio, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Portfolio shares, which could increase Portfolio transaction costs or operating expenses, or have other adverse consequences on the Portfolio.

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4. Fund distribution arrangements

For information on the Trust’s distribution arrangements, please see “Fund distribution arrangements” in the Class IB Prospectus.

5. Buying and selling shares

For information on purchases and redemptions, please see “Buying and Selling Shares” in the Class IB Prospectus.

6. How portfolio shares are priced

For information on how assets are valued, please see “How portfolio shares are priced” in the Class IB Prospectus.

7. Dividends and other distributions and tax consequences

For information on distributions and taxes, please see “Dividends and other distributions and tax consequences” in the Class IB Prospectus.

8. Glossary of Terms

For a glossary of Terms, please see “Glossary of Terms” in the Class IB Prospectus.

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